                                                                    Exhibit 99.1

Press Release                                                     Source: Dynegy

Dynegy Announces Restructuring, Will Exit Marketing and Trading Business

HOUSTON--(BUSINESS WIRE)--Oct. 16, 2002--Dynegy Inc. (NYSE:DYN - News)

     o New structure emphasizes efficiency, accountability and performance management

     o Managed exit from marketing and trading business to reduce capital and liquidity requirements

     o    Operating divisions to be supported by leaner corporate center

     o    President and COO Bergstrom announces decision to resign


Dynegy Inc. (NYSE:DYN - News) today announced that it is implementing a restructuring plan designed to improve operational efficiencies and performance across its lines of business. In a marked shift, Dynegy will adopt a decentralized business structure consisting of a streamlined corporate center and operating units in power generation, natural gas liquids, regulated energy delivery and communications.

The company also announced it will exit the marketing and trading business in the United States, Canada and Europe. In connection with this exit, President and Chief Operating Officer and Dynegy board member Steve Bergstrom has decided to resign and withdraw his name as a candidate for chief executive officer.

"The objective of the restructuring is to maximize the potential and profitability of our existing operating divisions by requiring each business unit to develop its own strategy while being responsible for its performance and delivering value to our stakeholders," said Dan Dienstbier, chairman and interim chief executive officer of Dynegy Inc. "This new structure allows our divisions to leverage their unique strengths in operations, customer relationships and leadership, while the corporate center will be responsible for enabling, monitoring and measuring success and administering the appropriate financial and regulatory controls," he added.

"In his many years of service, Steve Bergstrom provided outstanding leadership and made immeasurable contributions to our company and the industry," said Dienstbier. "His vision and knowledge were driving forces in the development of the marketing and trading business and the creation of an asset-backed energy delivery network that has served our customers reliably over the past 17 years."

Steve Bergstrom said, "I fully support the steps leadership is taking to address current market conditions and position the company for the future. The new organizational direction is the right course for Dynegy to take to maximize value to all stakeholders and to capitalize on its talent pool and excellence in operational performance."

The restructuring is the result of a detailed assessment of the company's corporate functions and business units. Concurrent with the company's ongoing capital and liquidity plan, Dynegy's leadership conducted a thorough review of its corporate strategy, the financial performance of each operating division and its organizational structure and staffing.

The company's operating divisions are Dynegy Generation, Dynegy Midstream Services, Illinois Power and Dynegy Global Communications. Each division chief executive officer will report to Dynegy's new chief executive officer, whom the company expects to name within the next few weeks. The business units are as follows:

     o Dynegy Generation owns and operates approximately 17,500 gross megawatts of domestic and international generating capacity. Alec Dreyer, president of the company's generation business since 2000, will serve as chief executive officer of this unit. Dynegy Generation will continue to focus on optimizing the company's owned and controlled generation assets and on the production and delivery of wholesale power.

     o Dynegy Midstream Services (DMS) ranks as one of North America's largest natural gas liquids marketers. Steve Furbacher, president of DMS since 1996, will serve as chief executive officer. DMS will continue to pursue business opportunities in areas related to its North American midstream liquids processing and marketing business and global natural gas liquids marketing and transportation operations.

     o Dynegy's regulated utility, Illinois Power (IP), continues its focus on safe, reliable delivery of electricity and natural gas to its 650,000 customers across a 15,000-square-mile area of Illinois. Larry Altenbaumer, IP's president since 1999, will serve as chief executive officer of this unit.

     o    The company's communications division, Dynegy Global Communications
          (DGC), owns and operates a 16,000-route-mile, optically switched mesh network reaching 44 U.S. cities. Dynegy continues to pursue opportunities intended to reduce its financial exposure in this business. DGC continues operations to meet current customer commitments and obligations. Ken Snyder, DGC's current president, will serve as chief executive officer.

Dynegy's corporate center will provide governance, policy, reporting and control support to the operating divisions. Corporate center leadership includes: Dan Dienstbier, chairman and interim chief executive officer; Ken Randolph, executive vice president and general counsel; Hugh Tarpley, executive vice president, corporate development; Mike Mott, senior vice president and chief accounting officer; and Louis Dorey, executive vice president, finance. Blake Young has been named executive vice president, technology and administration. Formerly president of Global Technology, Young will add internal audit, risk management, corporate communications, human resources and corporate shared services to his functional areas of responsibility.

Dynegy intends to exit the marketing and trading business over the next several months. The company will make appropriate arrangements with respect to its longer-term contractual obligations, including retaining personnel and risk management capabilities and continuing capacity to support its customer commitments. Matt Schatzman, currently president of commercial operations, will manage the exit in the United States and Canada and Mike Flinn, currently president of Dynegy Europe, will manage the exit in Europe. The decision to exit this business is expected to reduce the company's collateral requirements and overall corporate expenses.

As a result of its organizational restructuring and exit from marketing and trading, the company will undergo a significant work force reduction. The exact timing, areas affected and number of employees impacted will be announced in the near future.

Dynegy Inc. owns operating divisions engaged in power generation, natural gas liquids, regulated energy delivery and communications. Through these business units, the company serves customers by delivering value-added solutions to meet their energy and communications needs.

Certain statements included in this news release are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. These statements include assumptions, expectations, predictions, intentions or beliefs about future events. Dynegy cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. Some of the key factors that could cause actual results to vary materially from those expected include changes in energy commodity prices; Dynegy's ability to successfully execute its strategy to exit the marketing and trading business; operational factors affecting Dynegy's operating businesses; the cost of borrowing and other factors affecting Dynegy's financing activities, including its ability to execute its capital plan, and its credit ratings; the results of Dynegy's re-audit of its 1999-2001 financial statements, which could cause material changes to Dynegy's reported financial results for the applicable periods, to current expectations and estimates and to financial results for future periods; the demand for and pricing of services offered by Dynegy's telecommunications business and the effect of general market conditions in the telecommunications business; and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting Dynegy's business, including litigation relating to the California power market and shareholder claims, as well as the ongoing regulatory investigations primarily relating to Project Alpha and trading practices. More information about the risks and uncertainties relating to these forward-looking statements are found in Dynegy's SEC filings, which are available free of charge on the SEC's web site at http://www.sec.gov.